Exhibit 10.2

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed.  Double asterisks denote omissions.

FIRST AMENDMENT TO THE RIGHT OF

REFERENCE AND LICENSE AGREEMENT

This FIRST AMENDMENT TO THE RIGHT OF REFERENCE AND LICENSE AGREEMENT (“Amendment”) is made and entered into, effective as of September 23, 2020, by and between GlaxoSmithKline Intellectual Property (No. 2) Limited, a company organized under the laws of England and Wales and having a place of business at 980 Great West Road, Brentford, Middlesex TW8 9GS England (“GIP2”), GlaxoSmithKline LLC, a Delaware limited liability company having a place of business at 1250 S. Collegeville Road, Collegeville, PA 19426-0989 (“GSK LLC”) and Glaxo Group Limited, a company organized under the laws of England and Wales and having a place of business at 980 Great West Road, Brentford, Middlesex TW8 9GS England (“GGL”; together with GIP2 and GSK LLC”, collectively referred to herein as “GSK”) and Fulcrum Therapeutics, Inc., a Delaware corporation having a place of business at 26 Landsdowne Street, Cambridge, MA 02139 (“Fulcrum”).  GSK and Fulcrum are herein collectively referred to as the “Parties”.

Background

WHEREAS, the Parties entered into a Right of Reference and License Agreement dated as of February 8, 2019 (the “Original Agreement”) pursuant to which Fulcrum obtained from GSK a right of reference to the Losmapimod IND and an exclusive license under the GSK Intellectual Property to exploit losmapimod and pharmaceutical products containing losmapimod and agreed to, among other things, pay GSK development and regulatory milestones as provided in Section 3.2 of the Original Agreement;

WHEREAS, in [**] 2020 Fulcrum informed GSK that it intended to [**], and under the terms of the Original Agreement, [**] would trigger the milestone set forth in Section 3.2(b) pertaining to the [**] (the “[**] Milestone”);

WHEREAS, Fulcrum and GSK have agreed to amend the Original Agreement to provide that the [**] Milestone will not be paid upon the [**] but will be paid upon the occurrence of other events as provided in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GSK and Fulcrum agree as follows:

1.	Definitions in Amendment. In this Amendment, capitalized terms not otherwise defined herein shall have the meaning given to them in the Original Agreement or in Section 2 of this Amendment.
2.	Revised Defined Term. The preamble of the Original Agreement is hereby amended by deleting the language “(this “Agreement”)” from the first and second lines thereof and Section 1.1 of the Original Agreement is hereby amended by adding the following definition after the definition of “Affiliate”:

“Agreement” means the Right of Reference and License Agreement, dated as of February 8, 2019, made and entered into by and between GSK and Fulcrum, as amended from time to time.”

3.

Revised [**] Milestone. Section 3.2(b) of the Original Agreement is hereby amended by deleting the phrase “[**]” in the box under the column labelled “Milestone Event” in that Section and replacing it with the following:

“[**].”

4.	Except for the changes expressly mentioned in this Amendment, all other terms and conditions of the Agreement shall remain unchanged and continue to be in full force and effect.
5.

This Amendment may be executed in any number of counterparts, each of which shall be an original as against the Party whose signature appears thereon, but all of which taken together shall constitute one and the same instrument.

6.	The provisions of Section 10.4 of the Original Agreement (Controlling Law and Dispute Resolution) shall apply equally to this Amendment.

[Signature page follows – the rest of this page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

GLAXOSMITHKLINE INTELLECTUAL PROPERTY (NO. 2) LIMITED

By:	/s/ Adam Walker

Name:	Adam Walker

Title:	Director

GLAXOSMITHKLINE LLC

By:	/s/ Hatixhe Hoxha

Name:	Hatixhe Hoxha

Title:	Assistant Secretary

GLAXO GROUP LIMITED

By:	/s/ Adam Walker

Name:	Adam Walker

Title:	Director

FULCRUM THERAPEUTICS, INC.

By:	/s/ Robert J. Gould

Name:	Robert J. Gould

Title:	President & CEO

(Signature Page to Right of Reference and License Agreement)

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